NETWORK ACQUISITION/DEVELOPMENT COSTS	3 Months Ended
Dec. 31, 2011
Intangible Assets, Goodwill and Other
Intangible Assets Disclosure [Text Block]
Note 3 – NETWORK ACQUISITION/DEVELOPMENT COSTS

The net Network Asset remaining of $500,000 represents the net transfer costs from the original transfer from Sector 10 Holdings to Sector 10 Inc. in May 2009.  The Company believes that future revenues will generate sufficient revenues and net cash flows to recover the remaining Network Asset and thereby prevent any further adjustments to the Network Asset.

The fact that the asset is recorded at transfer cost rather than fair market value is critical in determining the impairment.  Since it is Management’s opinion that the network asset is recoverable and that the $500,000 cost reflected on the books is less than the estimated fair market value, it is Management’s opinion that no further adjustment for impairment is needed for the Network for the nine month period ended December 31, 2011.